Exhibit 10(c)1

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as "[***]."

AMENDMENT NO. 2

TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR

FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE

IN WAYNESBORO, GEORGIA

DATED AS OF APRIL 8, 2008

AMENDMENT NO. 2 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This AMENDMENT NO. 2 TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008, as amended (the "Agreement") by and between GEORGIA POWER COMPANY, a Georgia corporation ("GPC"), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC. a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster") (hereinafter referred to collectively as "Contractor"), is entered into as of the 15th day of January 2010.

RECITALS

WHEREAS, Owners and Contractor entered into the Agreement to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;

WHEREAS, the original Scope of Work of the Agreement provided for only one full scope simulator system for Vogtle Units 3 and 4; and

WHEREAS, the Parties now desire to amend the Scope of Work such that Contractor will provide LSS-ISVs, as defined herein, and two full scope reference plant simulator systems.

NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1.           Revise Article 1, “Definitions” to add the following new definition:

““LSS-ISVs” means two (2) limited scope simulators with human factors engineering with phase IV integrated system validation to be delivered by Contractor approximately [***] in order to support the training of operators consistent with the scheduled commercial operation dates for Vogtle Units 3 and 4.”

2.           Revise Article 6, “Contract Price,” in its entirety, as follows:

“6.1           Contract Price. The Contract Price consists [***].

3.           Revise Article 11, "Testing," as follows:

3.1.           Section 11.4, “Start-up Tests Objectives and Protocol,” shall be revised by adding the following new subsection (v) to the end of Section 11.4(c):

“(v)           For the avoidance of doubt, a delay in Start-up Tests that results from the unavailability of trained operators due to the unavailability of one functioning limited scope simulator [***], a second functioning limited scope simulator [***], and a first functioning full scope reference plant simulator [***] and a second functioning full scope reference plant simulator [***], shall not constitute a delay caused by Owners or its Personnel (for any purposes under this Agreement), except to the extent that the availability of the simulators was delayed by unreasonable acts or omissions of Owners or its Personnel during the installation of such simulators in the simulator building.”

3.2.           Section 11.5(d), “Readiness for Performance Tests,” shall be revised by adding the following new subsection (v) to the end of Section 11.5(d):

“(v)           For the avoidance of doubt, a delay in Performance Tests that results from the unavailability of trained operators due to the unavailability of one functioning limited scope simulator [***], a second functioning limited scope simulator [***], and a first functioning full scope reference plant simulator [***] and a second functioning full scope reference plant simulator [***], shall not constitute a delay caused by Owners or its Personnel (for any purposes under this Agreement), except to the extent that the availability of the simulators was delayed by unreasonable acts or omissions of Owners or its Personnel during the installation of such simulators in the simulator building.”

4.	Revise Article 13, “Delay and Performance Guarantees; Bonuses” to add a new paragraph to the end of Section 13.1 (Delay Liquidated Damages), as follows:

a.           “Delay Liquidated Damages stated in Section 13.1 shall not be payable to the extent that the Guaranteed Substantial Completion Date for a Unit is not met solely as a result of [***].

5.           Revise Article 14, "Warranty," as follows:

Section 14.3(a) shall be revised by adding the following new subsection (iv):

“(iv)           The LSS-ISVs shall be Equipment placed into service prior to Substantial Completion pursuant to Section 14.3(a)(iii) above; provided, however, that the first of the LSS-ISVs shall be deemed to be placed into service on [***], and the second of the LSS-ISVs shall be deemed to be placed into service [***]; and provided further that the Equipment

 Warranty and, with respect to LSS-ISVs Software, the Software Warranty Period (as defined in Exhibit M) shall expire [***].  Furthermore, each full scope reference plant simulator Equipment Warranty will extend until [***].

6.           Revise Article 19, "Confidential & Proprietary Information," as follows:

All references to "simulator" are hereby pluralized.-
7.           Revise Article 21, "Title/Risk of Loss," as follows:

All references to "simulator" are hereby pluralized.

8.	Revise EXHIBIT A-TABLE 1, SCOPE OF WORK/SUPPLY AND DIVISION OF RESPONSIBILITIES, as follows:

8.1           Add a new line item to the [***] section of the table, as follows:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8.2           Revise the [***] line item in the [***] section of the table to read as follows:

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

8.3           Revise Note 22 (on page 17) to read as follows:

[***]

8.4           Add the following new note to the [***] section of the table:

[***]	[***]	[***]

8.5           Add the following new note to the [***] section of the table:

[***]	[***]	[***]

9.	Revise EXHIBIT F - PAYMENT SCHEDULES, Section F.2, [***] Price Payments, Table F.2.1, [***] Milestone Base Payments, as follows:

9.1           Revise Table F.2.1 to add the following [***]:

[***]	[***]	[***]	[***]	[***]	[***]

9.2           Revise Table F.2.1 to amend (as shown in bold) the following existing [***] to read as follows:

[***]	[***]	[***]	[***]	[***]	[***]

9.3           Revise Unit 3 and Unit 4 totals for Table F.2.1 to read as follows: [***]

10.	Revise EXHIBIT F - PAYMENT SCHEDULES, Section F.2, [***]Price Payments, Table F.2.3, [***] Milestone Payments, as follows:

10.1           Revise Table F.2.3 to add the following new [***]:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

10.2           Revise Table F.2.3 to amend (as shown in bold) the following existing [***] to read as follows:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

10.3           Revise Unit 4 total for Table F.2.3 to read as follows: [***].

11.
Exhibit F, Tables F.2.1 and F.2.3 are hereby amended by deleting such Tables in their entirety and inserting in lieu thereof new Tables F.2.1 and F.2.3 that reflect the revisions noted in sections 9 through 10, above, and are attached to this Amendment as Attachments A and B, respectively.

12.	Revise EXHIBIT H, Attachment 1 – [***], under the [***] section, to read as follows:

[***]

13.	Revise Exhibit M, "Software License," as follows:

All references to "simulator" are hereby pluralized.

14.	Revise Exhibit O, "Proprietary Data Agreement," as follows:

All references to "simulator" are hereby pluralized.

15.	Miscellaneous.

15.1	Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

15.2
This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect.  The Parties hereto agree that they are bound by the terms, conditions and covenants of the Agreement as amended hereby.

15.3	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

15.4	The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the laws of the State of Georgia.

15.5	Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

STONE & WEBSTER, INC.

By:/s/ Alan K. Beckman
Name: Alan K. Beckman
Title:  Authorized Representative

Attest: /s/Jason Dunaway
Its:  Prime Contract Manager
(CORPORATE SEAL)

WESTINGHOUSE ELECTRIC COMPANY LLC

By: /s/Ricardo Perez
Name: Ricardo Perez
Title: Senior Vice President, Nuclear Power Plants

Attest: /s/Linda Ackerman
Its: Assistant General Counsel
(CORPORATE SEAL)

GEORGIA POWER COMPANY, as an Owner
and as agent for the other Owners

By: /s/ Joseph A. Miller
Name: Joseph A. Miller
Title:  Executive Vice President

Attest: /s/ Daniel Lowery
Its:  Corporate Secretary
(CORPORATE SEAL)

Attachment A to Amendment No. 2 to EPC Agreement (April 8, 2008)

F.2.1           [***] Milestone Base Payments

[***](1)

___________________________
(1)  14 page schedule.

Attachment B to Amendment No. 2 to EPC Agreement (April 8, 2008)

F.2.3           [***] Milestone Payments

[***](1)

___________________________
(1)  37 page schedule.